New Consolidated Note - related party	3 Months Ended
Sep. 30, 2024
New Consolidated Note - related party
New Consolidated Note - related party	Note 14 - New Consolidated Note – related party

As we had mentioned on Note 11 – Debt Consolidation Agreement, the Company consolidated all amounts owed to Steve Hall in one instrument and assigned and transferred to Steve Hall all receivables by the Company from CNTNR USA, Inc., described in Note 9 - Note Receivable.

To document the outstanding loan balance (consolidated debt minus note receivable) the Company and Steve Hall entered into a new consolidated promissory note on April 1, 2024, for $1,770,713.10 (the “New Consolidated Note”). The New Consolidated Note accrued interest at a rate of 12% per year and its maturity date is December 31, 2025.

As of September 30, 2024, the outstanding loan balance of the New Consolidated Note was $2,050,223 with interest of $120,066 accrued from April 2024 to September 2024.